UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 4, 2014

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-19599	57-0425114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Frederick Street, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2014, World Acceptance Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the appointment of Janet Lewis Matricciani as Chief Operating Officer. This Current Report on Form 8-K/A amends the Original 8-K to provide certain compensatory information in connection with such appointment that was not determined at the time of the Original 8-K.
On February 4, 2014, in connection with Ms. Matricciani's appointment, the Compensation and Stock Option Committee (the “Committee”) and the Board of Directors of the Company approved the following equity grants.
Option Awards
An award of a stock option (the “Option”) to purchase 15,000 shares under the Company’s 2011 Stock Option Plan (the “2011 Plan”). These stock options were granted at an exercise price of $92.89, the closing price of the Company's common stock on February 4, 2014 as reported on the Nasdaq Global Select Market. These nonstatutory option awards vest and become exercisable at a rate of twenty five percent (25%) per year on each of the succeeding four (4) anniversaries of the grant date if the optionee remains in the continuous employment of the Company or any Subsidiary (as defined in the Plan). Any unvested portion of the options terminates immediately upon termination of the optionee's employment with the Company or a Subsidiary for any reason other than death, in which case all remaining unvested options will continue to vest in accordance with the annual vesting schedule until such options are fully vested. The options are subject to accelerated vesting in the event of a “Change in Control” to the extent that the optionee remains in the continuous employment of the Company or its Subsidiary through the consummation of such Change in Control. For this purpose, “Change in Control” is defined consistently with the definition of “Change in Control” set forth in Section 10 of the 2011 Plan, except that with respect to the “Change in Control” triggers that apply under specified conditions when a person, corporation, entity or other group acquires beneficial ownership of 30% or more of the combined voting power of then outstanding voting securities of the Company or Continuing Entity (as defined in the Plan), such triggering percentage has been raised to 35% for purposes of these awards.
Restricted Stock Awards (Group A Awards)
The Committee approved 4,000 restricted stock awards under the Company’s 2008 Stock Option Plan (the “2008 Plan”) effective as of February 4, 2014. The restricted shares shall vest on April 30, 2015 based on the Company’s achievement of following performance goals, as certified by the Committee:

EPS Target	Restricted Shares Eligible for Vesting (Percentage of Award)
$10.29	100%
$9.76	67%
$9.26	33%
Below $9.26	0%

Restricted Stock Awards (Group B Awards)
The Committee approved 26,000 restricted stock awards under the 2011 Plan effective as of February 4, 2014. The restricted shares are eligible to vest until March 31, 2017.  Such restricted shares will vest 25% if the Company achieves the following performance goals, as certified by the Committee, during any successive trailing four quarters during the measurement period beginning on December 31, 2014 and ending March 31, 2017:

Trailing 4 quarter EPS Target	Restricted Shares Eligible for Vesting (Percentage of Award)
$13.00	25%
$14.50	25%
$16.00	25%
$18.00	25%
With respect to both the Group A and Group B restricted share awards, such awards terminate immediately upon the termination of the recipient's employment with the Company or any Subsidiary for any reason other than death, in which case the recipient's beneficiary will be entitled to receive the maximum number of shares that would have vested during the performance period assuming that the recipient had remained in the employment of the Company through the end of the performance period. Such restricted shares are also subject to accelerated vesting upon the occurrence of a Change in Control (defined for this purpose in the same manner as described above for the option grants).
The option and restricted share awards described above are being granted under the 2008 Plan and 2011 Plan and are subject to the terms of the 2008 Plan and 2011 Plan and the applicable award agreements. The summaries of these awards are qualified by reference to the full text of the applicable award agreements, forms of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and the terms of the 2008 Plan and 2011 Plan. A copy of the 2008 Plan is attached as Appendix A to the Company's proxy statement filed June 30, 2008 with the Securities and Exchange Commission with respect to its 2008 Annual Meeting of Shareholders. A copy of the 2011 Plan is attached as Appendix A to the Company's proxy statement filed June 29, 2011 with the Securities and Exchange Commission with respect to its 2011 Annual Meeting of Shareholders.
Forward-Looking Statements

This Form 8-K contains various “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that represent the Company's expectations or beliefs concerning future events. Statements other than those of historical fact, as well as those identified by the words “anticipate,” “estimate,” “intend” “plan,” “expect,” “believe,” “may,” “will,” and “should” or any variation of the foregoing and similar expressions are forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties. Specifically, the Company's statement at the end of the first paragraph regarding the estimated compensation expense in future periods associated with the described equity grants is a forward-looking statement and is subject to various assumptions and estimates that could prove to be inaccurate and cause these estimates to differ materially from the actual expense recognized in future periods. Other factors that could cause actual results or performance to differ from the expectations expressed or implied in any forward-looking statements include the following: recently enacted, proposed or future legislation and the manner in which it is implemented; the nature and scope of regulatory authority, particularly discretionary authority, that may be exercised by regulators having jurisdiction over the Company's business or consumer financial transactions generically; changes in interest rates; risks related to expansion and foreign operations; risks inherent in making loans, including repayment risks and value of collateral; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and charge-offs); changes in the Company's markets and general changes in the economy (particularly in the markets served by the Company); and the unpredictable nature of litigation. These and other factors are discussed in greater detail in Part I, Item 1A, “Risk Factors” in the Company's most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and the Company's other reports filed with, or furnished to, the SEC from time to time. The Company does not undertake any obligation to update any forward-looking statements it makes.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

99.1    Form of Stock Option Agreement
99.2    Form of Restricted Stock Award Agreement (Group A Form)
99.3    Form of Restricted Stock Award Agreement (Group B Form)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION (Registrant)

Date: February 6, 2014	By:	/s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Form of Stock Option Agreement
99.2	Form of Restricted Stock Award Agreement (Group A Form)
99.3	Form of Restricted Stock Award Agreement (Group B Form)